SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 18, 1997


                                  DYNAGEN, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                                          1-11352
            --------                                          -------
(State or other jurisdiction of                      (Commission file number)
 incorporation or organization)


                                   04-3029787
                                   ----------
                                (I.R.S. Employer
                               Identification No.)



     99 Erie Street, Cambridge, MA                            02139
     -----------------------------                            -----
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number including area code:       (617) 491-2527



                           No change since last report
          -------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

         On March 7, 1997, DynaGen, Inc. ("DynaGen"), and DynaGen Acquisition Corp., a wholly-owned subsidiary of DynaGen (together with DynaGen, the "Buyers"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Superior Pharmaceutical Company ("Superior") and Eric C. Hagerstrand,
Dennis B. Smith and Thomas L. Canning, the shareholders of Superior Pharmaceutical Company (the "Shareholders"). On June 18, 1997, the Buyers acquired, pursuant to the Merger Agreement (the "Acquisition"), all of the outstanding stock of Superior (the "Superior Stock") and paid the Shareholders in exchange therefor $6.25 million in cash, $5 million in three-year notes (the "Notes") and 1,666,667 shares of DynaGen's Common Stock (the "Shares"). The Shareholders may also receive certain incentive payments based on Superior's performance during the three years following the closing of the Acquisition. In addition, DynaGen assumed the existing debt of Superior, consisting principally of an asset-based line of credit and trade payables. Immediately following the closing of the Acquisition, Dynagen contributed $1.75 million to the working capital of Superior. The purchase price and terms for the Acquisition were determined in arms-length negotiations between the parties.

         The Notes are payable in quarterly installments of principal and interest over three years at an interest rate of 9.5% and are secured by a pledge of the Superior Stock. DynaGen is also obligated to issue to the Shareholders up to an additional 1,666,667 shares of its Common Stock after 12 months if its Common Stock is not trading at an average of at least $3.00 per share for 10 consecutive trading days as reported by the Nasdaq SmallCap Market. If, immediately following the issuance of the additional 1,666,667 shares, DynaGen's Common Stock is not trading at least $1.50 per share, as reported by the Nasdaq SmallCap Market, DynaGen shall pay to the Shareholders in immediately available funds the difference between $1.50 and the then current trading price of its Common Stock for each of the 3,333,334 shares held by the Shareholders.

         DynaGen is obligated to register the Shares within 11 months after the closing of the Acquisition.

         Superior obtained a secured line of credit of up to $9 million from Huntington National Bank to provide working capital for its general operations. The loan is secured by a first-lien security interest in all assets of Superior and is guaranteed by DynaGen as parent of Superior. Superior may draw upon the line of credit until April 5, 1998.

         The  following  debt and equity  financings  were  arranged to fund the
Acquisition:

         1. DynaGen obtained senior subordinated debt financing of $3.0 million from Sirrom Capital Corporation, a Tennessee corporation ("Sirrom"), and Odyssey Investment Partners, L.P., a Pennsylvania limited partnership ("Odyssey"). Interest on the senior subordinated debt financing is 13.5% annually with interest payable in monthly installments. There is no amortization of the principal amount on the note for the first five years of the note, and principal is paid upon maturity at the end of five years. The loan is made available to

DynaGen (as parent) for the Acquisition and as working capital for Superior and is secured by a first-lien security interest on the assets of DynaGen, a second-lien security interest on the assets of Superior and a second-lien interest in the pledge of the Superior Stock. DynaGen also issued to Sirrom and Odyssey warrants to purchase 400,000 shares of Common Stock of DynaGen at an exercise price per share of $.01 exercisable for five years. Under certain circumstances, Sirrom and Odyssey may exchange these warrants to buy DynaGen Common Stock for warrants to purchase a 10% and 5% interest, respectively, of Superior's Common Stock at an exercise price per share of $.01 exercisable until August 31, 2002. In addition, these warrants are subject to certain put features under certain circumstances.

         2. DynaGen obtained debt financing in the form of a bridge loan of $500,000, from Coutts & Co. AG, a Swiss corporation, at an interest rate of 7% per annum to be used for the maintenance of net worth requirements for Superior's credit facility, working capital for operations of DynaGen and the Acquisition. This loan is a non-recourse obligation of DynaGen. Two founders of DynaGen have pledged 1 million shares of DynaGen's Common Stock in order to secure the obligations represented by this bridge loan. In connection with this bridge loan, the Company has issued 150,000 shares of its unregistered Common Stock to Coutts & Co., AG.

         3. DynaGen obtained equity financing in the form of the sale to twelve accredited investors of 41,000 shares of DynaGen's Series A Preferred Stock and warrants to purchase 328,000 shares of Common Stock at an aggregate purchase price of $4,100,000. The Series A Preferred Stock has a stated dividend of five dollars ($5.00) per share per annum. DynaGen is obligated to register the shares of Common Stock issuable upon conversion of the Series A Preferred Stock and exercise of the warrants within 90 days after the closing of the Acquisition. The exercise price of the warrants will be 120% of the average closing bid price of DynaGen's Common Stock as reported by the Nasdaq SmallCap Market (or such other exchange on which the Common Stock is then traded) for the five trading days immediately preceding the date on which the Securities and Exchange Commission declares effective the registration statement to be filed registering the shares of Common Stock issuable upon conversion of the Series A Preferred Stock and exercise of the warrants. The holders of Series A Preferred Stock have certain rights of first refusal on future equity financings.

         4. DynaGen obtained equity financing in the form of the sale of 7,500 shares of DynaGen's Series B Preferred Stock and 225,000 shares of DynaGen's Common Stock at an aggregate purchase price of $750,000 to Julius Baer Securities Inc. as agent for certain non-U.S. persons. The Series B Preferred Stock has a stated dividend of seven dollars ($7.00) per share per annum. Upon liquidation, the Series B Preferred Stock ranks junior to the Series A Preferred Stock. DynaGen is obligated to register the 225,000 shares of Common Stock issued and the shares of Common Stock issuable upon conversion of the Series B Preferred Stock within 150 days after the closing of the Acquisition.


         DynaGen is primarily engaged in the development and marketing of proprietary and generic therapeutic and diagnostic products for the human health care market. Superior is a pharmaceutical manufacturing firm that markets and distributes generic pharmaceutical products to independent retail chains and institutional pharmacies. DynaGen intends to continue to use the assets purchased from the Seller, including 40,000 square feet of office, warehouse and distribution space, for the purpose of marketing and distributing generic pharmaceutical products.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

                  It is impracticable to provide the financial statements required pursuant to Regulation S-X at the time this report is filed. Such required financial information will be filed under cover of Form 8-K as soon as practicable but not later than September 1, 1997.

         (b)      Unaudited Pro Forma Combined Financial Information.

                  It is impracticable to provide the pro forma financial information required pursuant to Article 11 of Regulation S-X at the time this report is filed. Such required pro forma financial information will be filed under cover of Form 8-K as soon as practicable but not later than September 1, 1997.

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger dated March 7, 1997 among DynaGen, DynaGen Acquisition Corp., Superior and the Shareholders (filed as Exhibit 2c to DynaGen's Transition report on Form 10-K for the transition period from July 1, 1996 to December 31, 1996, and incorporated by reference).

                  4.1 Registration Rights Agreement dated June 18, 1997 among DynaGen and the Shareholders.

                  4.2 Secured Promissory Note dated June 18, 1997 issued by DynaGen to Eric C. Hagerstrand.

                  4.3 Secured Promissory Note dated June 18, 1997 issued by DynaGen to Dennis B. Smith.

                  4.4 Secured Promissory Note dated June 18, 1997 issued by DynaGen to Thomas L. Canning.

                  4.5 Pledge Agreement dated June 18, 1997 among DynaGen and the Shareholders.

                  4.6 Secured Promissory Note dated June 18, 1997 issued by DynaGen to Sirrom.

                  4.7 Secured Promissory Note dated June 18, 1997 issued by DynaGen to Odyssey.

                  4.8 Stock Purchase Warrant dated June 18, 1997 issued by DynaGen to Sirrom.

                  4.9 Stock Purchase Warrant dated June 18, 1997 issued by DynaGen to Odyssey.

                  4.10 Pledge and Security Agreement dated June 18, 1997 between DynaGen and Sirrom.

                  4.11 Subordinated Note dated June 18, 1997 issued by DynaGen to Coutts & Co. AG.

                  4.12 Bridge Financing Purchase Agreement dated June 16, 1997 between DynaGen and Coutts & Co. AG.

                  4.13 Certificate of Designations, Preferences and Rights of Series A Preferred Stock of Dynagen.

                  4.14     Securities  Purchase  Agreement  dated June 16,  1997
                           among   DynaGen  and  the   purchasers  of  Series  A
                           Preferred Stock.

                  4.15     Registration  Rights  Agreement  dated June 16,  1997
                           among   DynaGen  and  the   purchasers  of  Series  A
                           Preferred Stock.

                  4.16 Form of Common Stock Purchase Warrant dated June 18, 1997 issued by DynaGen to the purchasers of Series A Preferred Stock.

                  4.17 Certificate of Designations, Preferences and Rights of Series B Preferred Stock of Dynagen.

                  4.18 Securities Purchase Agreement dated June 17, 1997 between DynaGen and Julius Baer Securities Inc. as agent for certain non-U.S. persons.

                  4.19 Registration Rights Agreement dated June 17, 1997 between DynaGen and Julius Baer Securities Inc. as agent for certain non-U.S. persons.

                  4.20 Stock Purchase Warrant dated June 18, 1997 issued by Superior to Sirrom.

                  4.21 Stock Purchase Warrant dated June 18, 1997 issued by Superior to Odyssey.

                  4.22 Revolving Note dated June 18, 1997 issued by Superior to Huntington National Bank.

                  99.1 Loan Agreement dated June 18, 1997 among DynaGen, Sirrom and Odyssey.

                  99.2 Security Agreement dated June 18, 1997 among DynaGen, Sirrom and Odyssey.

                  99.3 Amended and Restated Loan and Security Agreement dated June 18, 1997 among Huntington National Bank, Superior and DynaGen.

                  99.4 Continuing Guaranty Unlimited dated June 18, 1997 from DynaGen to Huntington National Bank.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    DYNAGEN, INC.



                                    By:/s/ Dhananjay G. Wadekar
                                       -----------------------------------

                                    Title: Executive Vice President
                                       -----------------------------------



Dated:  July 2, 1997

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Numbers           Exhibits
-------           --------

2.1 Agreement and Plan of Merger dated March 7, 1997 among DynaGen, DynaGen Acquisition Corp., Superior and the Shareholders (filed as Exhibit 2c to DynaGen's Transition report on Form 10-K for the transition period from July 1, 1996 to December 31, 1996, and incorporated by reference).

4.1 Registration Rights Agreement dated June 18, 1997 among DynaGen and the Shareholders.

4.2 Secured Promissory Note dated June 18, 1997 issued by DynaGen to Eric C. Hagerstrand.

4.3 Secured Promissory Note dated June 18, 1997 issued by DynaGen to Dennis B. Smith.

4.4 Secured Promissory Note dated June 18, 1997 issued by DynaGen to Thomas L. Canning.

4.5               Pledge  Agreement  dated June 18, 1997  among DynaGen and  the
                  Shareholders.

4.6 Secured Promissory Note dated June 18, 1997 issued by DynaGen to Sirrom.

4.7 Secured Promissory Note dated June 18, 1997 issued by DynaGen to Odyssey.

4.8 Stock Purchase Warrant dated June 18, 1997 issued by DynaGen to Sirrom.

4.9 Stock Purchase Warrant dated June 18, 1997 issued by DynaGen to Odyssey.

4.10              Pledge  and  Security  Agreement dated  June 18,  1997 between
                  DynaGen and Sirrom.

4.11              Subordinated  Note  dated June 18,  1997  issued by DynaGen to
                  Coutts & Co. AG.

4.12 Bridge Financing Purchase Agreement dated June 16, 1997 between DynaGen and Coutts & Co. AG.

4.13 Certificate of Designations, Preferences and Rights of Series A Preferred Stock of Dynagen.

4.14 Securities Purchase Agreement dated June 16, 1997 among DynaGen and the purchasers of Series A Preferred Stock.

4.15 Registration Rights Agreement dated June 16, 1997 among DynaGen and the purchasers of Series A Preferred Stock.

4.16 Form of Common Stock Purchase Warrant dated June 18, 1997 issued by DynaGen to the purchasers of Series A Preferred Stock.

4.17 Certificate of Designations, Preferences and Rights of Series B Preferred Stock of Dynagen.

4.18 Securities Purchase Agreement dated June 17, 1997 between DynaGen and Julius Baer Securities Inc. as agent for certain non-U.S. persons.

4.19 Registration Rights Agreement dated June 17, 1997 between DynaGen and Julius Baer Securities Inc. as agent for certain non-U.S. persons.

4.20 Stock Purchase Warrant dated June 18, 1997 issued by Superior to Sirrom.

4.21 Stock Purchase Warrant dated June 18, 1997 issued by Superior to Odyssey.

4.22 Revolving Note dated June 18, 1997 issued by Superior to Huntington National Bank.

99.1              Loan Agreement  dated June 18, 1997 among  DynaGen, Sirrom and
                  Odyssey.

99.2 Security Agreement dated June 18, 1997 among DynaGen, Sirrom and Odyssey.

99.3 Amended and Restated Loan and Security Agreement dated June 18, 1997 among Huntington National Bank, Superior and DynaGen.

99.4 Continuing Guaranty Unlimited dated June 18, 1997 from DynaGen to Huntington National Bank